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                                                                    EXHIBIT 10.3

                            INVESTOR RIGHTS AGREEMENT


                THIS INVESTOR RIGHTS AGREEMENT (the "Agreement") is entered into this 28th day of December, 2001, by and between AspenBio, Inc., a Colorado corporation (the "Company") and Cambridge Holdings, Ltd., a Colorado corporation (the "Purchaser").

                                    RECITALS

        A. On the date hereof, the Company and the Purchaser entered into a Securities Purchase Agreement (the "Purchase Agreement"), pursuant to which Purchaser acquired, and agreed to acquire, certain securities of the Company as described in the Purchase Agreement. All capitalized terms used in this Agreement shall have the same meanings as ascribed to such terms in the Purchase Agreement.

        B. Section 2.2 of the Purchase Agreement provides that the Parties enter into this Agreement to provide rights for the Purchaser .

        C. This Agreement is being executed and delivered at the Closing in connection with provision for payment of the purchase price under the Purchase Agreement.

                             STATEMENT OF AGREEMENT

        NOW THEREFORE, in consideration of the premises and of the respective covenants and provisions herein contained, and intending to be legally bound hereby, the Parties agree as follows:

1.      Certain Definitions.

        As used in this Agreement, the following terms shall have the meanings ascribed to them below:

        "Affiliate" means (i) with respect to any Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person or (ii) with respect to any individual, the spouse, child, step-child, grandchild, niece, nephew or parent of such Person, or the spouse thereof.

        "Common Stock" means the Common Stock of the Company and any equity securities issued or issuable with respect to the Common Stock in connection with a reclassification, recapitalization, merger, consolidation or other reorganization.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        "Holder" means any Person owning of record Registrable Securities that have not been sold to the public.

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        "Person" means any individual, corporation, limited liability company, limited or general partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivisions thereof.

        "Registrable Securities" means any (i) of the Shares purchased pursuant to the Purchase Agreement, (ii) shares of Common Stock issuable or issued upon exercise of the Warrants and, (iii) any other shares of Common Stock issued or issuable, directly or indirectly, with respect to the Common Stock referenced in clauses (i) or (ii) or by way of stock dividend, stock split or combination of shares. As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (a) a registration statement filed pursuant to a Demand Registration Request (as defined in Section 2.2 herein) or a Form S-3 Registration (as defined in Section 2.4 herein) with respect to such securities shall have been declared effective under the Securities Act and the Company has materially complied with Section 2.3(b) herein, or (b) such securities shall have been disposed of in accordance with a registration described in Section 2.1 herein ("Piggyback Registration"), or (c) such securities shall have been sold pursuant to Rule 144 (or any successor provision) under the Securities Act, or
(d) such securities are eligible for sale under Rule 144(k) (or any successor provision) under the Securities Act. Provided, however, that Registrable Securities which otherwise would cease to be considered Registrable Securities as a result of item (a) above shall remain Registrable Securities solely for the purposes of Section 2.1 herein.

        "SEC" means the United States Securities and Exchange Commission.

        "Securities Act" means the Securities Act of 1933, as amended.

2.      Registration Rights.

                2.1     Piggyback Registrations.

                        (a) Piggyback Registrations. If, at any time prior to June 30, 2007 the Company proposes to register its Common Stock under the Securities Act in connection with the public offering of Common Stock (other than a registration relating solely to the sale of Common Stock to participants in an employee benefit plan or with respect to any corporate reorganization or other transaction under Rule 145 of the Securities Act) whether or not for its own account, the Company shall give prompt written notice of its intention to do so to the Holders. Upon the written request of any of the Holders made within 15 days following the receipt of any such written notice (which request shall specify the Registrable Securities intended to be disposed of by the Holders and the intended method of distribution thereof), the Company shall use commercially reasonable efforts to cause all such Registrable Securities to be registered under the Securities Act (with the securities which the Company at the time proposes to register) to permit the sale or other disposition by the Holders (in accordance with the intended method of distribution thereof) of the Registrable Securities to be so registered.

                        (b) Abandonment or Delay. If, at any time after giving written notice of its intention to register its Common Stock and prior to the effective date of the



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        registration statement filed in connection with such registration, the
        Company shall determine for any reason not to register or to delay registration of its Common Stock, the Company may, at its election, give written notice of such determination to all Holders and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such abandoned registration, without prejudice, however, to the rights of Holders under
        Section 2.1(a), and (ii) in the case of a determination to delay such registration of its Common Stock shall be permitted to delay the registration of such Registrable Securities for the same period as the delay in registering its Common Stock.

                        (c) Holder's Right to Withdraw. Any Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Section 2.1 by giving written notice to the Company of its request to withdraw.

                        (d) Underwriting Requirements. In connection with any offering involving an underwriting of the Common Stock, the Company shall not be required under Section 2.1 to include any of the Registrable Securities in such underwriting unless the Holders accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their sole discretion will not jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by persons to be included in such offering exceeds the amount of securities that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of shares of Common Stock, including Registrable Securities, which the underwriters determine in their discretion will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the Persons according to the total amount of securities entitled to be included therein owned by each Person or in such proportions as shall mutually be agreed to by such Persons. In the event that the underwriters determine that the total amount of securities requested to be included in the offering exceeds the amount that the underwriters determine is compatible with the success of the offering, then the underwriters shall provide written notice of such determination to the Holders.

                2.2     Demand Registration.

                        (a) Request for Registration. The Holders shall be entitled to one Demand Registration Request as defined herein. Subject to Section 2.2(c), at any time between September 30, 2002 and June 30, 2006 one or more Holders holding at least a majority of the Registrable Securities then outstanding shall have the right to require the Company to file a registration statement under the Securities Act covering the Registrable



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        Securities, by delivering a written request therefor to the Company specifying the Registrable Securities to be included in such registration by such Holder(s) and the intended method of distribution thereof. Any such request pursuant to this Section 2.2(a) is referred to herein as the "Demand Registration Request" and the registration so requested is referred to herein as the "Demand Registration".

                        (b)     Registration. The Company shall, as
        expeditiously as possible following the Demand Registration Request, use commercially reasonable efforts to effect such registration under the Securities Act (including, without limitation, by means of a shelf registration pursuant to Rule 415 under the Securities Act if so requested and if the Company is then eligible to use such a registration) of the Registrable Securities which the Company has been so requested to register, for distribution in accordance with such intended method of distribution.

                        (c) Limitations on Requested Registration. The rights of Holders to request the Demand Registration pursuant to Section 2.2(a) are subject to the following limitations: (i) in no event shall the Holders be entitled to more than one Demand Registration Request,
        (ii) if the request is made prior to June 20, 2003 and the Board of Directors of the Company makes a reasonable good faith determination that the payment of the legal and accounting fees and other pertinent expenses incident to the filing and prosecution of the registration statement would have a material adverse effect on the financial condition of the Company, the Company shall not be required to comply with the Demand Registration Request, or (iii) if any of the Holders have participated in a Demand Registration or a Form S-3 Registration in the twelve-month period preceding the request. Provided, however, that the Company shall be required to comply with the Demand Registration Request if the Purchaser agrees to pay such expenses.

                        (d) Company Registration. During the period starting with the date of filing of, and ending on a date 180 days after the effective date of, a registration subject to Section 2.1 hereof, the Company shall not be obligated to effect, or take any action to effect, any registration pursuant to this Section 2.2; provided that the Company is actively employing good faith and commercially reasonable efforts to cause such registration statement to become effective. In the event that the Company determines not to pursue a registration or to withdraw a registration that has been filed, notice of such action will be provided promptly by the Company to the Holders.

                        (e) Underwriting Requirements. If the Holders intend to distribute the Registrable Securities by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.2(a). The underwriter will be selected by the Company and shall be reasonably acceptable to the Holders. In such event, the right of the Holder to include its Registrable Securities in such registration shall be conditioned upon the Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Common Stock through such underwriting shall (together with the Company as provided in Section 3) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such



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        underwriting. Notwithstanding any other provisions of this Section 2.2, if the underwriter advises the Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the number of shares of Registrable Securities and other securities that may be included in the underwriting shall be allocated among all Holders and other Persons whose Common Stock of the Company the Company has agreed may be included in the offering (collectively, the "Selling Shareholders") in proportion (as nearly practicable) to the amount of Common Stock of the Company owned by the Holders and the other Selling Shareholders. In the event that notice is received from the underwriter that the number of shares to be underwritten should be limited, and the number of shares of Registrable Securities included in the offering is less than a majority of the Registrable Securities, then the offering shall not be deemed to be the Demand Registration Request.

                2.3 Registration Procedures. If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Agreement, the Company shall, as expeditiously as possible:

                        (a) prepare and file with the SEC a registration statement on an appropriate registration form of the SEC for the disposition of such Registrable Securities in accordance with the intended method of disposition thereof, which form (i) shall be selected by the Company and (ii) shall, in the case of a shelf registration, be available for the sale of the Registrable Securities by the Holders and such registration statement shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and the Company shall use its best efforts to cause such registration statement to become effective (provided, however, that before filing a registration statement or prospectus or any amendments or supplements thereto, or comparable statements under securities or blue sky laws of any jurisdiction, the Company will furnish to one counsel for the Holders participating in the planned offering and the underwriters, if any, copies of all such documents proposed to be filed (including all exhibits thereto), which documents will be subject to the reasonable review and reasonable comment of such counsel, and the Company shall not file any registration statement or amendment thereto or any prospectus or supplement thereto to which the underwriters, if any, shall reasonably object in writing);

                        (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period (which shall not be required to exceed 180 days in the case of a Demand Registration and shall not exceed 90 days for all other registrations unless mutually agreed to in writing by the parties) as any seller of Registrable Securities pursuant to such registration statement shall request and to comply with the provisions of the Securities Act with respect to the sale or other disposition of all Registrable Securities covered by such registration statement in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

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                        (c)     furnish, without charge, to each seller of such
        Registrable Securities and each underwriter, if any, of the securities covered by such registration statement such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits), and the prospectus included in such registration statement (including each preliminary prospectus) in conformity with the requirements of the Securities Act, and other documents, as such seller and underwriter may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such seller (the Company hereby consenting to the use in accordance with applicable law of each such registration statement (or amendment or post-effective amendment thereto) and each such prospectus (or preliminary prospectus or supplement thereto) by each such seller of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such registration statement or prospectus);

                        (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or "blue sky" laws of such jurisdictions as any sellers of Registrable Securities or any managing underwriter, if any, shall reasonably request in writing, and do any and all other acts and things which may be reasonably necessary or advisable to enable such sellers or underwriter, if any, to consummate the disposition of the Registrable Securities in such jurisdictions, except that in no event shall the Company be required to qualify to do business as a foreign corporation in any jurisdiction where it would not, but for the requirements of this paragraph (d), be required to be so qualified, to subject itself to taxation in any such jurisdiction or to consent to general service of process in any such jurisdiction;

                        (e) promptly notify each Holder selling Registrable Securities covered by such registration statement and each managing underwriter, if any: (i) when the registration statement, any pre-effective amendment, the prospectus or any prospectus supplement related thereto or post-effective amendment to the registration statement has been filed and, with respect to the registration statement or any post-effective amendment, when the same has become effective;
        (ii) of any request by the SEC or state securities authority for amendments or supplements to the registration statement or the prospectus related thereto or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification of any Registrable Securities for sale under the securities or blue sky laws of any jurisdiction or the initiation of any proceeding for such purpose; (v) of the existence of any fact of which the Company becomes aware which results in the registration statement, the prospectus related thereto or any document incorporated therein by reference containing an untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make any statement therein not misleading; and (vi) if at any time the representations and warranties contemplated by Section 3 below cease to be true and correct in all material respects, and, if the notification relates to an event described in clause (v), the Company shall promptly prepare and furnish to each such seller and each underwriter, if any, a reasonable number of copies of a prospectus supplemented or amended so that, as

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        thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances under which they were made not misleading;

                        (f) enter into such customary agreements (including, if applicable, an underwriting agreement) and take such other actions as the Holders participating in such offering shall reasonably request in order to expedite or facilitate the disposition of such Registrable Securities. The Holders of the Registrable Securities which are to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that the Company make to and for the benefit of such Holders the representations, warranties and covenants of the Company which are being made to and for the benefit of such underwriters and which are of the type customarily provided in secondary offerings;

                        (g) if an opinion from the Company's counsel is delivered to any underwriters in the offering, the Company shall furnish to the Holders of Registrable Securities participating in the offering, a copy of such opinion and letter addressed to such Holders;

                        (h) delivery promptly to the Holders of Registrable Securities participating in the offering and each underwriter, if any, copies of all correspondence between the Commission and the Company, its counsel or auditors and any memoranda relating to discussions with the Commission or its staff with respect to the registration statement, other than those portions of any such memoranda which contain information subject to attorney-client privilege with respect to the Company, and, upon receipt of such confidentiality agreements as the Company may reasonably request, make reasonably available for inspection by any seller of such Registrable Securities covered by such registration statement, by any underwriter, if any, participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, and cause all of the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement provided the recipient of such information seeks such information in good faith and for a proper purpose;

                        (i) make reasonably available its employees and personnel and otherwise provide reasonable assistance to the underwriters (taking into account the needs to the Company's businesses and the requirements of the marketing process) in the marketing of Registrable Securities in any underwritten offering;

                        (j) cooperate with the Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates not bearing any restrictive legends representing the Registrable Securities to be sold, and cause such Registrable Securities to be issued in such denominations and

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        registered in such names in accordance with the underwriting agreement prior to any sale of Registrable Securities to the underwriters or, if not an underwritten offering, in accordance with the instructions of the selling holders of the Registrable Securities at least three business days prior to any sale of Registrable Securities; and

                        (k) take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities.

                2.4 Form S-3 Registration. At any time between September 30, 2003 and June 30, 2006, in case the Company shall receive from one or more Holders holding at least a majority of the Registrable Securities then outstanding a written request that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or part of the Registrable Securities owned by such Holder or Holders, the Company will:

                        (a) promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders of Registrable Securities; and

                        (b) as soon as practicable, effect such registration and all such qualifications and compliances made as to permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together will all such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance pursuant to this Section 2.4:

                        (i) if Form S-3 is not available for such offering by the Holders, or

                        (ii) if the Holders together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public of less than $500,000.

                        (iii) if any of the Holders have participated in a Demand Registration, a Form S-3 Registration or a Piggyback Registration within the twelve-month period preceding the request.

                2.5     Registration Expenses.

                        (a) "Expenses" shall mean any and all fees and expenses incident to the Company's performance of or compliance with this Article 2, including, without limitation: (i) SEC, stock exchange or NASD registration, listing and filing fees and all listing fees and fees with respect to the including of securities in NASDAQ, (ii) fees and expenses of compliance with state securities or "blue sky" laws and in connection with the preparation of a "blue sky" survey, including without limitation, reasonable fees and expenses of blue sky counsel,
        (iii) printing and copying expenses, (iv) messenger and

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        delivery expenses, (v) fees and disbursements of counsel for the
        Company, (vi) fees and disbursements of all independent public accountants (including the expenses of any audit and/or "cold comfort" letter) and fees and expenses of other persons, including special experts, retained by the Company, and (vii) any other fees and disbursements of underwriters, if any, customarily paid by issuers or sellers of securities (collectively, "Expenses").

                        (b) The Company shall pay all Expenses with respect to any Demand Registration, whether or not it becomes effective or remains effective for the period contemplated by Section 2.3(b), and with respect to any registration effected under Section 2.1 or Section 2.4.

                        (c) Notwithstanding the foregoing, (x) the provisions of this Section 2.5 shall be deemed amended to the extent necessary to cause these expense provisions to comply with "blue sky" laws of each state in which the offering is made and (y) in connection with any registration hereunder, each Holder of Registrable Securities being registered shall pay all underwriting discounts and commissions and any transfer taxes, if any, attributable to the sale of such Registrable Securities, pro rata with respect to payments of discounts and commissions in accordance with the number of shares sold in the offering by such Holder, and (z) the Company shall, in the case of all registrations under this Article 2, be responsible for all its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties).

                2.6 Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Section 2 with respect to the Registrable Securities of any Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

                2.7     Indemnification.

                        (a) In the event of any registration of any securities of the Company under the Securities Act pursuant to this
        Article 2, the Company will, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each Holder of Registrable Securities, its directors, officers and representatives, and each other person, if any, who controls such Holder within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Company's consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities



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        Act, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

                        (b) In the event of any registration of any securities of the Company under the Securities Act pursuant to this
        Article 2, the Holders of Registrable Securities will, and hereby indemnify and hold harmless, to the fullest extent permitted by law, the Company, its shareholders, directors, officers, agents and representatives, and each other person, if any, who controls the Company within the meaning of the Securities Act, against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) in respect thereof ("Claims") and expenses (including reasonable fees of counsel and any amounts paid in any settlement effected with the Holders' consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise, insofar as such Claims or expenses arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Holders shall not be liable to any such indemnified party in any such case to the extent such Claim or expense arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary



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        prospectus unless it is contained in the written information furnished to the Company by or on behalf of such Holder specifically for use therein; provided, further, that the obligation to indemnify will be individual to each Holder and will be limited to the amount of proceeds received by such Holder from the sale of Registrable Securities pursuant to such registration statement.. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such seller.

                        (c) Any person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 2.7, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 2.7, except to the extent the indemnifying party is materially prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 2. In case any action or proceeding is brought against an indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof jointly with any other indemnifying party similarly noticed, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; or (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or
        (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above, and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

                        (d) If for any reason the foregoing indemnity is unavailable or is insufficient to hold harmless an indemnified party under Section 2.7 or each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such offering of securities. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.7(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 2.7(d). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(t) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

        2.8 Underwritten Offerings. If requested by the underwriters for any underwritten offering by the Holders of Registrable Securities pursuant to a registration requested under Section 2, the Company shall enter into a customary underwriting agreement with the underwriters. Such underwriting agreement shall be reasonably satisfactory in form and substance to the Holders and shall contain such representations and warranties by, and such other agreements on the part of, the Company and such other terms as are generally included in the underwriting agreement of such underwriters, including, without limitations, indemnities and contribution agreements.

3. Rule 144 Reporting. With a view of making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

                        (a) Make a keep public information available, as those terms are understood and defined in SEC Rule 144 or any successor rule promulgated under the Securities Act, at all times after the effective date of the first registration filed by the Company for an offering of its securities to the general public;

                        (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act; and

                        (c) So long as Holder owns any Registrable Securities, furnish to such Holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act at any time after it has become subject to such reporting requirements.

4.      Covenants of the Company. The Company covenants as follows:

        4.1 Board of Directors. The Company shall use its best efforts to have the Board hold a minimum of three meetings per year. During the period from the date thereof through June 30, 2003, so long as Purchaser owns a minimum of 250,000 Shares, the Company shall use its best efforts to insure that the Purchaser shall be entitled to appoint one director to the Board. Unless instructed otherwise by the Purchaser, the person so entitled to be appointed to the Board shall be Gregory Pusey.

        4.2 Committees. The Company shall establish and maintain a Compensation and Audit Committee, each of which shall have no more than three members. Until at least June 20, 2003, Greg Pusey shall serve as a member of the Compensation Committee.

        4.3 Expenses of Directors. The Company shall promptly reimburse, in full, the director of the Company who has been designated by the Purchaser for all of such director's reasonable out-of-pocket expenses incurred in attending each meeting of the Board or any Committee thereof and any other reasonable expenses incurred by such director while acting on the Company's behalf at the request of the Company.

        4.4 Non-Disclosure and Invention Agreements. The Company shall require all officers, employees, consultants and advisors now or hereafter employed or engaged by the

Company who have or shall have access to proprietary information relating to the Company to enter into nondisclosure and development agreements in form and substance satisfactory to the Company's Board.

        4.5 Insurance. The Company shall at all times maintain in full force and effect from a financially sound and reputable insurer a director's and officer's liability insurance policy in the amount of not less $1 million covering any representative of the Purchaser who is a director of the Company.

        4.6 Size of the Board of Directors. From the date hereof to December 20, 2002, the size of the Company's Board shall not be increased to more than five members without the Purchaser's approval.

        4.7 Stock Options. From the date hereof until December 20, 2002, the Company shall restrict stock option or stock award grants to its employees and consultants to a limit of 900,000 shares at an exercise price of $1.00 or greater (exclusive of directors) and will not increase the limit without the Purchaser's approval. It is understood that the Company has recently granted options purchase up to 200,000 shares of Common Stock at $1.00 per share to its directors and prior to December 20, 2002, which shall not reduce the 900,000 available options or awards.

5.      General.


        5.1 Amendments and Waivers. This Agreement may be amended, modified, supplemented or waived only upon the written agreement of the party against whom enforcement of such amendment, modification, supplement or waiver is sought.

        5.2 Notices. All notices, elections, request, demands or other communications hereunder shall be in writing and shall be deemed given at the time delivered personally or by fax or upon receipt if deposited in the United States mail, certified or registered, return receipt requested, postage prepaid addressed to the parties as follows (or to such other person or place, written notice of which any party hereto shall have given to the other):

               (a)  If to the Purchaser:   Cambridge Holdings, Ltd.
                                           106 S. University Boulevard #14
                                           Denver, Colorado  80209
                                           Attention:  Gregory Pusey, President
                                           Telephone:  (303) 722-4008
                                           Facsimile:  (303) 722-4011

                    With a Copy to:        Patton Boggs LLP
                                           1660 Lincoln Street, Suite 1900
                                           Denver, Colorado  80264
                                           Attention:  Robert M. Bearman, Esq.
                                           Telephone:  (303) 894-6169
                                           Facsimile:  (303) 894-9239

               (b)  If to Company:         AspenBio, Inc.
                                           8100 Southpark Way, Building B-1
                                           Littleton, Colorado  80120
                                           Attention:  Roger Hurst, President
                                           Telephone:  (303) 794-2000
                                           Facsimile:  (303) 798-8332

                    With a Copy to:        Krendl Krendl Sachnoff & Way PC
                                           370 17th Street, Suite 5350
                                           Denver, Colorado  80202
                                           Telephone:  (303) 629-2600
                                           Facsimile :  (303) 629-2606
                                           Attention:  Cathy S. Krendl, Esq.

5.3     Miscellaneous.

                (a) This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and the respective successors, personal representatives and assigns. No Person other than a Holder shall be entitled to any benefits under this Agreement, except as otherwise expressly provided herein.

                (b) This Agreement as well as the Securities Purchase Agreement (and the Related Agreements referred to therein) between the parties of even date (with the documents referred to herein or delivered pursuant hereto) embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understanding relating to the subject matter hereof.

                (c) This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of Colorado without giving effect to the conflicts of law principles thereof.

                (d) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof. All section references are to this Agreement unless otherwise expressly provided.

                (e) This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                (f) Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

                (g) The parties hereto acknowledge that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to injunctive relief, including specific performance, to enforce such obligations without the posting of any bond, and, if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at law.

                (h) Each party hereto shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments, and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                            [SIGNATURE PAGE FOLLOWS]

               IN WITNESS WHEREOF, the undersigned have executed this Inventory Rights Agreement as of the date set forth above.


                             ASPENBIO, INC.

                             By:
                                    --------------------------------------
                             Name:
                                    --------------------------------------
                             Title:
                                    --------------------------------------


                             CAMBRIDGE HOLDINGS, LTD.

                             By:
                                    -------------------------------------------
                             Name:
                                  ---------------------------------------------
                             Title:
                                   --------------------------------------------